Optimizing the Interconnect: The Next Frontier For Miniaturization & Complexity MKS To Acquire Atotech July 1, 2021 (updated July 8, 2021) Exhibit 99.1

Safe Harbor for Forward-Looking Statements Statements in this presentation regarding the proposed transaction (the “transaction”) between MKS Instruments, Inc. (“MKS”) and Atotech Limited (“Atotech”), the expected timetable for completing the transaction, future financial and operating results and metrics for the combined company, including to reflect MKS’ acquisition of Photon Control Inc., which is expected to close in the third quarter of 2021, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about MKS’ or Atotech’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ability of the parties to complete the transaction; the ability of MKS to complete its acquisition of Photon Control Inc., which is expected to close in the third quarter of 2021; the risk that the conditions to the closing of the transaction, including receipt of required regulatory approvals and approval of Atotech shareholders, are not satisfied in a timely manner or at all; the terms of MKS’ existing term loan, the terms and availability of financing for the transaction, the substantial indebtedness the Company expects to incur in connection with the transaction and the need to generate sufficient cash flows to service and repay such debt; litigation relating to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that disruption from the transaction materially and adversely affects the respective businesses and operations of MKS and Atotech; restrictions during the pendency of the transaction that impact MKS’ or Atotech’s ability to pursue certain business opportunities or other strategic transactions; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the transaction, including the risk that the anticipated benefits from the transaction may not be realized within the expected time period or at all; competition from larger or more established companies in the companies’ respective markets; MKS’ ability to successfully grow Atotech’s business; potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the transaction; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS and Atotech operate, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets and fluctuations in sales to MKS’ and Atotech’s existing and prospective customers; the challenges, risks and costs involved with integrating the operations of the companies we acquire; the impact of the COVID-19 pandemic and related private and public measures on Atotech’s business; the ability of MKS to anticipate and meet customer demand; manufacturing and sourcing risks, including supply chain disruptions and component shortages; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; international operations; financial risk management; and the other factors described in MKS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequent Quarterly Reports on Form 10-Q, and Atotech’s Annual Report on Form 20-F for the fiscal year ended December 31, 2020 and any reports on Form 6-K, each as filed with the U.S. Securities and Exchange Commission (the “SEC”). MKS and Atotech are under no obligation to, and expressly disclaim any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation.

Additional Information; No Offer or Solicitation Additional Information and Where to Find It This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Atotech plans to provide to its shareholders a circular containing information on the anticipated scheme of arrangement vote regarding the proposed transaction (the “Scheme Circular”). Atotech may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Scheme Circular or any other document that may be filed by Atotech with the SEC. BEFORE MAKING ANY VOTING DECISION, ATOTECH’S SHAREHOLDERS ARE URGED TO READ THE SCHEME CIRCULAR IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY ATOTECH WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Atotech shareholder meetings to approve the proposed transaction, the scheme of arrangement or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in Atotech’s Scheme Circular. Shareholders may obtain a free copy of the Scheme Circular and other documents Atotech files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Atotech makes available free of charge on its investor relations website at investors.atotech.com copies of materials it files with, or furnishes to, the SEC. No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed transaction will be implemented solely pursuant to the scheme of arrangement, subject to the terms and conditions of the Implementation Agreement, which contain the full terms and conditions of the proposed transaction.

Financial Information; Use of Non-GAAP Financial Measures Financial Information; Presentation of Combined Information Except as otherwise indicated, all financial information of MKS has been reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and all financial information of Atotech has been reported in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board. The combined financial information set forth herein has not been prepared in accordance with Article 11 of Regulation S-X but rather represents a combination of MKS’ results with the results of Atotech and Photon Control Inc., MKS’ acquisition of which is expected to close in the third quarter of 2021. Except as otherwise stated herein, Atotech financial information has not been conformed to the accounting principles (GAAP) and accounting policies followed by MKS. Combined financial information pursuant to Article 11 could differ materially from the combined information presented herein. Use of Non-GAAP Financial Measures This presentation also includes financial measures that are not in accordance with GAAP (“Non-GAAP financial measures”) and financial measures that are not in accordance with IFRS (“Non-IFRS financial measures”). These Non-GAAP financial measures and Non-IFRS financial measures should be viewed in addition to, and not as a substitute for, MKS’ and Atotech’s reported GAAP and IFRS results, and may be different from Non-GAAP financial measures and Non-IFRS financial measures used by other companies. In addition, these Non-GAAP financial measures and Non-IFRS financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures and Non-IFRS financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Please see the Appendix entitled “GAAP to Non-GAAP Reconciliations” at the end of this presentation for reconciliations of our Non-GAAP financial measures and Non-IFRS financial measures to the comparable GAAP and IFRS financial measures. MKS is not providing a quantitative reconciliation of forward-looking Non-GAAP net earnings to GAAP net income or forward-looking Adjusted EBITDA to GAAP net income because it is unable to estimate with reasonable certainty the ultimate timing or amount of certain significant items without unreasonable efforts. For forward-looking Non-GAAP net earnings to GAAP net income, these items include, but are not limited to, acquisition and integration costs, amortization of intangible assets, amortization of the step-up of inventory to fair value, restructuring and other expense, asset impairment, and the income tax effect of these items. For forward-looking Adjusted EBITDA to GAAP net income, these items include, but are not limited to, net interest expense, depreciation expense, acquisition and integration costs, amortization of intangible assets, restructuring and other expense, asset impairment, the income tax effect of these items, and the provision for income taxes. MKS is also not providing a quantitative reconciliation of forward-looking free cash flow to operating cash flow because it is unable to estimate with reasonable certainty the ultimate timing or amount of capital expenditures without unreasonable efforts, in addition to the timing of payments for acquisition and integration costs and restructuring and other expense, among other items, which will affect operating cash flow. All of these items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the relevant period.

MKS: 60 Years of Leadership in Enabling Miniaturization The Next Frontier in Miniaturization and Complexity is the Interconnection of chips, sensors, and devices Broadens MKS’ capabilities in Advanced Markets Atotech is a global leader in electronics chemistry Positions MKS to accelerate customer roadmaps Together we can optimize the interplay between chemical processes and via drilling to solve challenges on next-generation architectures Strengthens MKS’ financial profile Transaction expected to be accretive within first year, adds attractive consumables revenue stream and opens new growth opportunities

Chemistry Is Critical Enabler in the Markets MKS Serves Semiconductor Advanced Markets MINIATURIZATION / FORM-FACTOR COMPLEXITY CHEMISTRY Smaller Geometries (nm) Vertical Scaling Novel Materials Finer Features (µm) Higher Density Novel Materials MINIATURIZATION CHEMISTRY Surround the Chamber® Surround the Workpiece® PROVEN PLAYBOOK Optimization of the Interconnect is the Next Frontier for Miniaturization and Complexity Novel Materials Novel Materials CHEMISTRY

Atotech: A Leading Chemistry Solutions Provider

Specialty chemicals, equipment, software and services for printed circuit boards, semiconductor IC packaging, and surface finishing

Electronics
- PCBs, semiconductor IC packaging
- Equipment & consumables model creates sticky business
- Consumables business CAGR 4% - 6%[1]

General Metal Finishing (GMF)
- Decorative & functional surface finishing applications
- Stable, cash generative business growing at ~GDP[1]

[1] MKS internal estimates of 2021-2025 CAGR (excludes FX and palladium pass through)

2020 Revenue Mix


GMF
Electronics

2020 Revenue Stream


Equipment
Consumables

2020 Revenue By End Market


Metal Coatings
Auto Surface Finishing
Advanced Electronics

2020 Financial Overview[2]

[2] Reported Adjusted Gross Margin, Adjusted EBITDA and Adjusted EBITDA Margin include adjustments to align with U.S. GAAP and MKS financial reporting. See Appendix.

Revenue	$1,234M
Adjusted Gross Margin	53%
Adjusted EBITDA	$313M
Adjusted EBITDA Margin	25%

Leadership Metrics[3]

[3] Atotech June 2021 investor presentation

Patents	2,000+
R&D & Tech Center Employees	~700
Total customers	~7,500
PCB customers	28 of top 30

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Challenges at the Interconnect Demand Integrated Approach Increased device complexity driving PCB and Packaging innovation Increasing density, shrinking geometries Interconnect quality is essential to integration of chips to devices Reliability, productivity and peak performance are critical Optimization of the interconnect enables price/performance gains for next-gen devices Optimized workflow delivers yield and throughput gains Adjacent Expertise Creates Significant Market Share Opportunities Atotech: Process Chemistry and Equipment MKS: PCB via Drilling Systems, Lasers, Optics, Motion Combined PCB Expertise Unique to Industry

Complete Via Formation Process – Unique to the Industry PHOTO PROCESS PRESSING LAMINATION VIA FORMATION & PLATING PROCESS FLOW VIA FORMATION & PLATING OXIDE BLACKENING LASER DRILLING DESMEAR E-LESS CU FLASH Cu PLATING VIA FILLING ATOTECH MKS SPLASH REMOVAL Optimize laser absorption for quality & productivity Geode: market's most advanced CO2 via drilling for performance and throughput Optimize post-drill cleaning for via geometry for plating reliability World-class Cu plating for optimum performance and reliability World-class Cu plating for optimum performance and reliability

Complete Via Formation Workflow – Unique to the Industry PHOTO PROCESS PRESSING LAMINATION VIA FORMATION & PLATING PROCESS FLOW

HIGH LOW COMPLEXITY LEVEL LARGER SMALLER VIA SIZE Wafer RDL ATOTECH EQUIPMENT & MATERIALS MKS LASER SYSTEMS Unique Domain Expertise In PCB and Packaging …. Ability to optimize chemistry and equipment together will be a key differentiator IC Packaging Advanced PCB (HDI, Flex, SLP) Multilayer PCB

MKS + Atotech ~$4B[1] (2020) PCB Laser Drilling + Chemical Processing SAM …. Creates Attractive Share Gain Opportunity Share Gain Opportunity in Combined SAM Growing 3-5% Annually[2] [2] MKS internal estimates. Refers to 2021-2025 CAGR [1] MKS internal estimates

L-T Opportunity: Leverage Combined Via Formation Expertise TODAY Atotech leadership in HDI chemistry FUTURE MKS ATOTECH Solving Customers’ Hardest Challenges Through Optimization, Collaboration & Differentiation Cross-Selling Opportunities Integrated via Formation Architectures Growing miniaturization and complexity driving the need for optimization at the interconnect Deliver faster solutions with more features & functionality MKS leadership in flex PCB via drilling

Transaction Financial Overview

Stronger Financial Profile Atotech brings robust operating profile Adjusted Gross margin >50%[1]; Adjusted EBITDA margin of >25%[1] Attractive recurring consumables revenue stream Equipment + Consumables provides sticky/stable business Non-GAAP EPS expected to be accretive within first year Estimate $50 million of annual run rate cost synergies within 18-36 months Manageable leverage supported by robust pro forma cash generation Strong combined pro forma FCF and growing EBITDA provide sufficient room to reduce leverage ratios [1] LTM 3/31/2021. Reported Adjusted Gross Margin and Adjusted EBITDA Margin include adjustments to align with U.S. GAAP and MKS financial reporting. See appendix. .

Stable Revenue Stream With Strong Profitability Combined Consumables + Services Revenue Makes Up ~40% of Pro Forma Revenue Mix [1] Pro forma LTM 3/31/2021 results including acquisition of Photon Control, expected to close in Q3 2021. [2] LTM 3/31/21 results. Reported Adjusted Gross Margin, Adjusted EBITDA and Adjusted EBITDA Margin include adjustments to align with U.S. GAAP and MKS financial reporting. See Appendix. [3] Inclusive of estimated pro forma run-rate cost synergies of $50 million. Revenue $1.3B Revenue $2.5B Revenue $3.8B Non-GAAP GM 46% Adjusted EBITDA $683M Adjusted EBITDA Margin 27% MKS[1] Atotech[2] PRO FORMA Adjusted GM 52% Adjusted EBITDA $336M Adjusted EBITDA Margin 26% Non-GAAP GM 48% Adjusted EBITDA $1.1B[3] Adjusted EBITDA Margin 28%

Manageable Leverage With Strong Cash Generation Profile Pro Forma Capitalization Cash $800M Revolver ($500M) $-- Gross Debt $5.3B Net Debt $4.5B Expected Debt / Adj. EBITDA at closing[1] < 4.0x Expected Net Debt / Adj. EBITDA at closing[1] < 3.5x [1] Based on internal MKS estimate of pro forma Adjusted EBITDA FY 2021, assuming the prior closings of the acquisitions of Atotech and Photon Control, Inc. Estimate also includes $50 million of pro forma annual run rate cost synergies. [2] Net leverage ratio is defined as term loan outstanding less cash and short-term investments, divided by trailing twelve-month adjusted EBITDA. Robust pro forma Free Cash Flow profile No significant debt maturities expected for 5 years Strong track record of de-levering Strong FCF & Growing EBITDA Provides Sufficient Room To Reduce Net Leverage

Transaction Summary Per Share Consideration $16.20 per share in cash and 0.0552 MKS shares per Atotech share Transaction Consideration Equity value of $5.1B and estimated enterprise value of $6.5B Synergies and EPS Impact Estimated $50M within 18 - 36 months Expected to be accretive to Non-GAAP EPS within the first year Pro Forma Capitalization Cash of approximately $800M supported by new $500M revolving credit facility, resulting in total liquidity of $1.3B $5.3B debt MKS shareholders expected to own 84% of pro forma shares outstanding Atotech shareholder Carlyle expected to own 13% of pro forma shares outstanding, subject to phased lock-up over 60 days[1] Expected pro forma gross leverage at closing < 4.0x[2] Expected pro forma net leverage at closing of < 3.5x[2] Financial and Capital Return Strategy Debt repayment and reducing leverage Maintain quarterly dividend Expected Closing By Q4 2021, subject to customary closing conditions, including regulatory approvals and Atotech shareholder approval [1] Under the lockup agreement, Carlyle will be able to sell 20% of its ownership immediately after closing, 20% more 30 days after closing, and 60% of shares after 60 days from closing [2] Based on internal MKS estimate of pro forma Adjusted EBITDA FY 2021, assuming the prior closings of the acquisitions of Atotech and Photon Control, Inc. Estimate also includes $50 million of pro forma annual run rate cost synergies.

Uniquely Positioned to Optimize the Interconnect Devices are getting smaller and more complex Next frontier in advanced electronics is optimizing the interconnect Combined company positioned to drive the next-gen advanced electronics roadmaps Expertise in lasers, optics, motion and chemistry to offer complete via formation solution Strong financial profile Stable revenue stream Attractive margins & FCF Manageable leverage

Q&A

Appendix: GAAP to Non-GAAP Reconciliations

Financial Reconciliations Reported IFRS gross profit, Adjusted EBITDA and Adjusted EBITDA Margin include adjustments to align with U.S. GAAP reporting. Note 1: Atotech does not include depreciation expense and certain logistics costs in Adjusted GM. Depreciation expense of $14M and logistics costs of $4M have been included to align with MKS financial reporting. Note 2: Atotech capitalizes certain R&D costs in accordance with IFRS which have been adjusted to align with U.S. GAAP reporting of these costs. Note 3: Atotech presents certain lease costs in depreciation expense which have been adjusted to align with U.S. GAAP reporting of depreciation expense.

Financial Reconciliations Photon Control amounts converted to USD using a fixed CAD/USD exchange rate of 0.80 Reported IFRS gross profit, Adjusted EBITDA and Adjusted EBITDA Margin include adjustments to align with U.S. GAAP reporting. Note 1: Atotech does not include depreciation expense and certain logistics costs in Adjusted GM. Depreciation expense of $14M and logistics costs of $4M have been included to align with MKS financial reporting. Note 2: Amortization of intangible assets for Atotech estimated based on amount reported for the twelve months ended December 31, 2020. Note 3: Atotech capitalizes certain R&D costs in accordance with IFRS which have been adjusted to align with U.S. GAAP reporting of these costs. Note 4 Atotech presents certain lease costs in depreciation expense which have been adjusted to align with U.S. GAAP reporting of depreciation expense.